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                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Christine S. Frederick, Peter L. Witkewiz and Heather Dzielak, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Initial Registration Statements, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Investment Company Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Initial Registration Statement as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 811-08559 LLANY Separate Account R for Flexible Premium Variable Life: 811-08579 LLANY Separate Account S for Flexible Premium Variable Life: 811-09241 Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 811-21028

Variable Annuity Separate Accounts:
Lincoln Life & Annuity Variable Annuity Account H: 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 811-07785
Lincoln New York Account N for Variable Annuities: 811-09763

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated:  June 1, 2006

Signature                              Title

/s/ Dennis Glass
______________________________         President and Director
Dennis Glass                           (Principal Executive Officer)

/s/ Frederick J. Crawford
______________________________         Chief Financial Officer and Director
Frederick J. Crawford                  (Principal Financial Officer)

/s/ J. Patrick Barrett
______________________________         Director
J. Patrick Barrett

/s/ Jon A. Boscia
______________________________         Director
Jon A. Boscia

/s/ Charles C. Cornelio
______________________________         Director
Charles C. Cornelio

/s/ George W. Henderson, III
______________________________         Director
George W. Henderson, III

/s/ Mark E. Konen
______________________________         Director
Mark E. Konen

/s/ Barbara S. Kowalczyk
______________________________         Director
Barbara S. Kowalczyk

/s/ Marguerite Leanne Lachman
______________________________         Director
Marguerite Leanne Lachman

/s/ Louis G. Marcoccia
______________________________         Director
Louis G. Marcoccia

______________________________         Director
Jill S. Ruckelshaus

/s/ Michael S. Smith
______________________________         Director
Michael S. Smith

______________________________         Director
Westley V. Thompson


For Dennis Glass:

State of Pennsylvania         )
                              ) SS
County of Philadelphia        )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Frederick J. Crawford:

State of Pennsylvania         )
                              ) SS
County of  Philadelphia       )

Sworn and subscribed before me this 12th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: September 13, 2008

For J. Patrick Barrett:

State of Pennsylvania          )
                               ) SS
County of Philadelphia         )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Jon A. Boscia:

State of Pennsylvania               )
                                    ) SS
County of Philadelphia              )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: September 13, 2008

For Charles C. Cornelio:

State of Pennsylvania               )
                                    ) SS
County of Philadelphia              )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For George W. Henderson, III:

State of Pennsylvania              )
                                   ) SS
County of Philadelphia             )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Mark E. Konen:

State of Pennsylvania              )
                                   ) SS
County of Philadelphia             )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Barbara S. Kowalczyk:

State of Pennsylvania             )
                                  ) SS
County of Philadelphia            )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Marguerite Leanne Lachman:

State of Pennsylvania                    )
                                         ) SS
County of Philadelphia                   )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: September 13, 2008

For Louis G. Marcoccia:
----------------------

State of  New York                     )
                                       ) SS
County of Onondaga                     )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Nancy J. Freeman
------------------------------------
Notary Public
My Commission Expires: April, 24, 2007


For Jill S. Ruckelshaus:

State of                   )
                           ) SS
County of                  )

Sworn and subscribed before me this ____ day of June, 2006.

------------------------------------
Notary Public
My Commission Expires:

For Michael S. Smith:

State of Pennsylvania                )
                                     ) SS
County of Philadelphia               )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Westley V. Thompson:

State of                   )
                           ) SS
County of                  )

Sworn and subscribed before me this ____ day of June, 2006.

------------------------------------
Notary Public
My Commission Expires: